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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2001

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                                 SERACARE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                                95-4343492
(State or other jurisdiction            1-13977                (I.R.S. Employer
      of incorporation)        (Commission File Number)      Identification No.)

        1925 Century Park East, Suite 1970,                 90067
                  Los Angeles, CA
    (Address of principal executive offices)             (Zip Code)

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       Registrant's telephone number, including area code: (310) 772-7777

                                      N/A
         (Former name or former address, if changed since last report)
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Item 5. OTHER EVENTS

      On April 11, 2001, SeraCare, Inc. announced that it had entered into an agreement providing for a two-year, $20 million secured revolving line of credit (the "Credit Agreement") with Sanwa Bank of California ("Sanwa") and Brown Brothers Harriman & Co. The Credit Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference, and the press release relating thereto is attached hereto as Exhibit 99.6 and incorporated herein by reference.

      In connection with the Credit Agreement, (i) the Company entered into a Security Agreement with Sanwa as Collateral Agent, (ii) all wholly-owned subsidiaries of the Company entered into a Subsidiary Security Agreement and a Continuing Guaranty Agreement with Sanwa as Collateral Agent, and (iii) the Company's subordinated debt holders entered into a Waiver and Second Amendment to the Securities Purchase Agreement, all of which are attached hereto as Exhibits 99.2 through 99.5 and incorporated herein by reference. The description of such agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreements.


Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            The following exhibits are filed as a part of this report:

Exhibit No. Description
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      99.1  Credit Agreement dated April 10, 2001 among SeraCare, Inc., Sanwa
            Bank California as Administrative Agent, Sanwa Bank California as Issuing Bank, Sanwa Bank California as Collateral Agent and the other Lenders referenced therein (the "Credit Agreement").

      99.2 Security Agreement dated April 10, 2001 by and between SeraCare, Inc., and Sanwa Bank California, as Collateral Agent for the Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement.

      99.3 Subsidiary Security Agreement dated April 10, 2001 by and among AVRE, Inc., Binary Associates, Inc., American Plasma, Inc., BHM LABS, Inc., SeraCare

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            Acquisitions, Inc., SeraCare Technology, Inc., SeraCare Life
            Sciences, Inc., the Western States Group, Inc., and Sanwa Bank California as Collateral Agent for the Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement.

      99.4 Continuing Guaranty dated April 10, 2001 by and among AVRE, Inc., Binary Associates, Inc., American Plasma, Inc., BHM LABS, Inc., SeraCare Acquisitions, Inc., SeraCare Technology, Inc., SeraCare Life Sciences, Inc., the Western States Group, Inc., and Sanwa Bank California as Collateral Agent for the Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement.

      99.5 Waiver and Second Amendment to Securities Purchase Agreement dated April 10, 2001 among SeraCare, Inc., each of the subsidiaries of the SeraCare, Inc. named on the signature pages thereto and each of the investors named on the signature pages thereto.

      99.6  Text of press release of SeraCare, Inc. issued April 11, 2001

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SERACARE, INC.


                                    By:   /s/  Jerry L. Burdick
                                          ---------------------
                                          Jerry L. Burdick
Date: April 12, 2001                      Executive Vice President
                                          and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No. Description
----------- -----------

      99.1 Credit Agreement dated April 10, 2001 among SeraCare, Inc., Sanwa Bank California as Administrative Agent, Sanwa Bank California as Issuing Bank, Sanwa Bank California as Collateral Agent and the other Lenders referenced therein (the "Credit Agreement").

      99.2 Security Agreement dated April 10, 2001 by and between SeraCare, Inc., and Sanwa Bank California, as Collateral Agent for the Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement.

      99.3 Subsidiary Security Agreement dated April 10, 2001 by and among AVRE, Inc., Binary Associates, Inc., American Plasma, Inc., BHM LABS, Inc., SeraCare Acquisitions, Inc., SeraCare Technology, Inc., SeraCare Life Sciences, Inc., the Western States Group, Inc., and Sanwa Bank California as Collateral Agent for the Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement.

      99.4 Continuing Guaranty dated April 10, 2001 by and among AVRE, Inc., Binary Associates, Inc., American Plasma, Inc., BHM LABS, Inc., SeraCare Acquisitions, Inc., SeraCare Technology, Inc., SeraCare Life Sciences, Inc., the Western States Group, Inc., and Sanwa Bank California as Collateral Agent for the Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement.

      99.5 Waiver and Second Amendment to Securities Purchase Agreement dated April 10, 2001 among SeraCare, Inc., each of the subsidiaries of the SeraCare, Inc. named on the signature pages thereto and each of the investors named on the signature pages thereto.

      99.6  Text of press release of SeraCare, Inc. issued April 11, 2001.